Value Line Select Growth Fund, Inc.
Investor Class	(Ticker Symbol: VALSX)
Institutional Class	(Ticker Symbol: VILSX)

SUMMARY PROSPECTUS
May 1, 2021

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vifunds.com/home. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to info@vifunds.com. The current Prospectus and Statement of Additional information dated May 1, 2021, are incorporated by reference into this Summary Prospectus.

VALUE LINE SELECT GROWTH FUND SUMMARY
Investment objective
The Fund’s sole investment objective is long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.18%	1.23%
Total Annual Fund Operating Expenses	1.16%	1.96%
Less Fee Waiver and Expense Reimbursement	0.00%	−1.05%(1)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.16%	0.91%

(1)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to permanently waive certain class-specific fees and/or pay certain class-specific expenses incurred by the Institutional Class so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) (the “Expense Limitation”). The Adviser may subsequently recover from assets attributable to the Institutional Class the reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated only with the agreement of the Fund’s Board.

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation is never terminated by the Fund’s Board. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investor Class	$118	$368	$638	$1,409
Institutional Class	$93	$290	$504	$1,120

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal investment strategies of the Fund
To achieve the Fund’s investment objective, the Adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies with a large cap bias. The Adviser considers companies with a market capitalization of greater than $10 billion to be larger companies. However, the Fund may invest in small, mid or large capitalization companies, including foreign companies. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. There are no set limitations of investments according to a company’s size or to a sector weighting.
The Adviser may sell securities for a variety of reasons, including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses or redeploy assets into more promising investment opportunities.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.
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Growth Style Risk. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while investors concentrate on other types of stocks, such as “value” stocks.

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Market Risk. The chief risk that you assume when investing in the Fund is market risk which is the possibility that the securities in a certain market will decline in value because of factors such as recessions, changes in interest rates, global trade policies, war, terrorism including cyber terrorism, natural and environmental disasters as well as public health emergencies. Market risk may have a material impact on a single issuer, an industry, a sector of the economy or the market as a whole and could be significant and cause losses.

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Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

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Focused Portfolio Risk. Because the Fund may invest a significant portion of its assets in a small number of securities, the Fund’s net asset value may be more volatile and the Fund’s investments may involve more risk than investing in a fund that holds a greater number of securities.

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Small and Mid-Sized Company Risk. Investments in small and mid-sized companies may involve greater risks than investments in larger, more established companies — as a general rule, the smaller the market capitalization of the company, the greater the risk. As compared to larger companies, small and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or may operate in less established markets. Accordingly, small and mid-sized company securities may be more sensitive to changing economic, market, and industry conditions and may be more volatile and less liquid than equity securities of larger companies, especially over the short term. Small and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results or that the investment objective of the Fund will be achieved.

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Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. These risks tend to be more volatile in emerging markets (as compared to the U.S. market or developed foreign markets).

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Market Disruption Risk. Markets may be impacted by negative external and /or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. Recently, the outbreak of respiratory disease caused by the coronavirus

COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.
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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 39.
Fund performance
The bar chart and table that follows can help you evaluate the potential risks of investing in the Fund. The bar chart shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years and the table compares the performance of the shares to the performance of the S&P 500® Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. No performance information is shown for the Institutional Class shares because they do not have a full calender year of operations. Updated performance information is available at: www.vlfunds.com.

Total returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2020	+22.22%
Worst Quarter:	Q1 2020	–16.88%
After-tax returns for Investor Class shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Average Annual Total Returns for Periods Ended December 31, 2020
Investor Class	1 year	5 years	10 years
Return before taxes	23.12%	17.42%	14.05%
Return after taxes on distributions	16.74%	14.58%	11.68%
Return after taxes on distributions and sale of Fund shares	18.04%	13.59%	11.14%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been the Fund’s portfolio manager since 1996.
Purchase and sale of Fund shares
Minimum initial investment in the Fund: $1,000. Additional investments can be made in any amount. Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 56.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Value Line Funds, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 52. In most cases, you may exchange your shares for shares of another Value Line mutual fund by accessing your account through vlfunds.com. See “By exchange” on page 53.

Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.